CONCENTRATIONS OF RISK	12 Months Ended
Dec. 31, 2025
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF RISK

NOTE－18 CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)	Major customers

For the year ended December 31, 2025, there was one single customer who accounted approximately for 15.2% of the Company’s revenues. Such substantial revenue contribution by this customer was primarily attributable to the sales of a total of twenty-two units of equipment with a combined value of approximately S$11.6 million.

For the year ended December 31, 2024, there was one single customer who accounted approximately for 18.4% of the Company’s revenues. Such substantial revenue contribution by this customer was primarily attributable to the sales of a total of twenty-three units of equipment with a combined value of approximately S$10.8 million.

For the year ended December 31, 2023, there was one single customer who accounted approximately for 9.5% of the Company’s revenues. Such substantial revenue contribution by this customer was primarily attributable to the sales of a total of seven units of equipment with a combined value of approximately S$6.9 million.

The major customer for December 31, 2023, 2024 and 2025 is the same major customer.

(a)	Major vendors

For the year ended December 31, 2025, Vendor A accounted for 64.5% or more of the Company’s purchases. For the year ended December 31, 2024, Vendor A accounted for 67.2% or more of the Company’s purchases. For the year ended December 31, 2023, Vendor A accounted for 71.1% or more of the Company’s purchases. Its outstanding payable balance as at each period, is presented as follows:

	As at Dec 31, 2024		As at Dec 31, 2025
	Percentage of Purchases	Accounts payable	Percentage of Purchases	Accounts Payable
	%	‘000	%	‘000
Vendor A	67.2	7,141	64.5	8,062

(b)	Credit risk

The Company has adopted a policy of only dealing with creditworthy counterparties. The Company performs ongoing credit evaluation of its counterparties’ financial condition and generally do not require a collateral. The Company also considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

The Company has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received, which could include default of contractual payments due for more than 90 days, default of interest due for more than 365 days or there is significant difficulty of the counterparty.

To minimize credit risk, the Company has developed and maintained its credit risk grading to categorize exposures according to their degree of risk of default. The credit rating information is supplied by publicly available financial information and the Company’s own trading records to rate its major customers and other debtors. The Company considers available reasonable and supportive forward-looking information which includes the following indicators:

●	Actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations

●	Internal credit rating

●	External credit rating and when necessary

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

As of December 31, 2025, there was approximately S$3.3 million outstanding from a single customer representing 23.0% of the total net account receivable balances.

As of December 31, 2024, there was approximately S$1.9 million outstanding from a single customer representing 11.6% of the total net account receivable balances.

(c)	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings. The Company manages interest rate risk by varying the issuance and maturity dates of variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of December 31, 2023, 2024 and 2025, the term loans were at fixed interest rates.

(d)	Foreign currency risk

The Company’s foreign exchange risk results mainly from cash flows from transactions denominated in foreign currencies. At present, the Company does not have any formal policy for hedging against currency risk. The Company ensures that the net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates, where necessary, to address short-term imbalances.

The Company has transactional currency exposures arising from sales or purchases that are denominated in a currency other than the functional currency of the Company, primarily Chinese Renminbi. The Company’s exposure to Chinese Renminbi is minimal and is not expect to have a material impact.

(e)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company ensures that it has sufficient cash and bank balances, and liquid assets to meet its expected operational expenses, including servicing for financial obligations and bank borrowings.